IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	5,174,388	41,094,534	10,352,252	-	499,998	Total Balance	-
70.01 to 75	1,444,175	24,597,270	8,216,579	465,000	-	% Pool Balance	-
75.01 to 80	21,488,178	443,149,276	90,359,609	6,658,339	2,900,127	Ave. FICO	-
80.01 to 85	4,663,921	125,807,327	24,958,316	774,521	1,558,267	Ave. LTV	-
85.01 to 90	7,591,821	98,189,553	26,947,320	1,139,849	896,400	% Full Docs	-
90.01 to 95	4,238,232	23,292,552	6,394,714	-	-
95.01 to 100	38,720,742	31,709,037	10,503,700	173,859	-	Silent Seconds Stratification:
100.01 plus	-	-	-	-	-	Total Balance	656,917,741
						% Pool Balance	61.85%
FICO						Ave. FICO	665
below 549	1,350,404	32,219,517	8,124,850	-	-	Ave. LTV	80.71%
550 to 574	3,103,196	36,071,648	11,533,595	50,172	157,746	% Full Docs	37.76%
575 to 599	6,266,859	61,575,050	18,064,893	251,525	441,575
600 to 624	9,578,173	106,964,393	25,545,938	1,013,059	766,550	Second Lien Stratification:
625 to 649	15,688,745	128,063,274	28,422,192	1,384,221	495,000	Total Balance	41,215,197
650 to 674	18,069,360	155,291,851	33,549,369	2,887,121	2,117,585	% Pool Balance	3.88
675 to 699	12,715,306	120,253,968	22,845,677	1,480,282	483,520	Ave. FICO	666
700 plus	16,549,414	147,399,849	29,645,976	2,145,187	1,392,816	Ave. LTV	82.70
						% Full Docs	40.06%
Property Type:
Single-Family Detached	50,362,430	505,486,344	114,392,629	5,114,820	2,439,808	LTV Above 90 Stratification:
PUD	18,631,429	135,481,757	29,404,897	1,969,264	1,958,835	Total Balance	225,939,626
Condo	5,692,021	69,591,319	15,827,738	1,226,825	1,456,148	% Pool Balance	21.26%
2-4 Family Det.	8,251,433	73,367,547	17,634,485	900,659	-	Ave. FICO	641
Manufactured House	-	-	-	-	-	Ave. LTV	94.28%
Other	384,144	3,912,581	472,741	-	-	% Full Docs	60.83%

Purpose:
Purchase	52,534,483	517,708,385	85,957,745	6,406,137	4,191,842
Refinance rate/term	21,180,309	206,931,948	74,273,140	2,407,532	1,167,950
Cash Out Refi (COF) Below 70 LTV	1,595,723	11,361,797	1,067,508	-	-
COF with LTV 70.01 to 75	646,097	3,727,813	1,909,097	-	-
COF with LTV 75.01 to 80	2,970,341	23,416,449	5,353,901	280,000	-
COF with LTV 80.01 to 85	1,090,821	10,178,746	3,283,935	-	-
COF with LTV 85.01 to 90	1,666,402	10,827,282	3,742,566	117,899	495,000
COF with LTV 90.01 to 95	676,305	2,189,326	695,042	-	-
COF with LTV 95.01 to 100	960,976	1,497,804	1,449,556	-	-
COF with LTV 100.01 plus	-	-	-	-	-
Other	-	-	-	-	-

Occupancy Status:
Owner Occupied	76,247,301	715,945,037	164,253,233	8,616,137	3,503,233
2nd Home	-	-	-	-	-
Investment	7,074,156	71,894,511	13,479,257	595,431	2,351,559
Other	-	-	-	-	-

Loan Balance
Below 50,000	16,505,049	1,496,631	499,245	-	-
50,000.01 to 100,000	26,265,315	53,244,104	13,140,200	407,704	183,400
100,000.01 to 150,000	13,435,462	100,239,808	31,173,021	1,317,856	370,401
150,000.01 to 200,000	5,908,243	100,809,252	30,135,275	1,208,026	684,688
200,000.01 to 400,000	15,221,610	371,288,980	74,447,738	5,023,982	1,715,730
400,000.01 to 500,000	3,484,514	95,522,034	15,650,588	1,254,000	2,900,573
500,000.01 to 600,000	503,533	45,173,834	6,575,616	-	-
600,000.01 to 1,000,000	1,997,730	20,064,905	6,110,808	-	-
1,000,000.01 and above	-	-	-	-	-

Loan Term
>30 Years	-	-	-	-	-
30 Years	40,647,753	787,839,549	177,732,490	9,211,568	5,854,792
20 Years	195,790	-	-	-	-
15 Years	42,477,914	-	-	-	-
Other	-	-	-	-	-

Documentation Type
Full Documentation	41,853,289	322,099,456	99,734,999	5,753,759	1,435,666
Limited Documentation	10,498,269	95,927,925	22,486,056	1,097,600	1,865,871
Stated Docs with LTV below 70	1,361,420	20,719,935	3,789,137	-	499,998
Stated Docs with LTV 70.01 to 75	247,105	10,116,072	1,939,669	240,000	-
Stated Docs with LTV 75.01 to 80	7,839,625	243,969,605	35,851,114	2,009,487	1,560,301
Stated Docs with LTV 80.01 to 85	1,230,715	65,513,165	6,277,239	110,721	176,155
Stated Docs with LTV 85.01 to 90	2,055,299	23,474,975	5,364,210	-	316,800
Stated Docs with LTV 90.01 to 95	1,394,854	1,806,639	175,251	-	-
Stated Docs with LTV 95.01 to 100	16,840,881	4,211,777	2,114,814	-	-
Stated Docs with LTV above 100.01	-	-	-	-	-
Other	-	-	-	-	-

Lien Status
1st Lien	42,106,260	787,839,549	177,732,490	9,211,568	5,854,792
Second Liens with LTV below 85	443,228	-	-	-	-
Second Liens with LTV 85.01 to 90	2,156,166	-	-	-	-
Second Liens with LTV 90.01 to 95	3,090,409	-	-	-	-
Second Liens with LTV 95.01 to 100	35,525,393	-	-	-	-
Second Liens with LTV above 100.01	-	-	-	-	-

Interest Only
Dollar of Mortgage Type	7,507,591	548,545,459	96,851,680	7,706,462	5,017,343
Ave. FICO	671	663	661	675	663
Ave. LTV	79.81	81.60	82.02	81.66	81.17
% Stated Docs	33.55	52.72	33.67	24.85	44.50
% Full Docs	50.17	34.55	51.61	60.91	21.45